SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2001

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                           59-3218138
 (Commission File Number)                      (IRS Employer Identification No.)


              100 Rialto Place, Suite 300, Melbourne, Florida 32901
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On February 13, 2001, AirNet Communications Corporation reported financial results for the year ended December 31, 2000.

A press release dated February 13, 2001 announcing these matters is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AirNet Communications Corporation


                              By:      /s/ R. Lee Hamilton, Jr.
                                 -----------------------------------------------
                                           R. Lee Hamilton, Jr.
                                           President and Chief Executive Officer
Date:  February 15, 2001


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

Exhibit Number   Exhibit Title

     99.1        Press Release dated February 13, 2001.